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                                                                   Exhibit 10.11


             INDEX OF OTHER EXHIBITS TO REVOLVING CREDIT AGREEMENT
                          REFERRED TO IN EXHIBIT 10.1

1. Opinion, dated August 6, 1998, of Meyer, Unkovic & Scott LLP, as counsel for Sylvan Inc., Sylvan Foods, Inc., Sylvan America, Inc. (PA), Sylvan America, Inc. (NV) and Quincy Corporation as to the Agreement, the Notes, the Security Documents and any other Loan Document.

2. Supplemental Opinion, dated August 6, 1998, of Meyer, Unkovic & Scott LLP, as counsel for Sylvan Foods (Netherlands) B.V., as to the due execution of the Agreement by the officers of Sylvan Foods (Netherlands) B.V.

3. Opinion, dated August 6, 1998, of Van An ken Knuppe Damstra, as counsel for Sylvan Foods (Netherlands) B.V., as to the Agreement, the Notes, the Security Documents and any other Loan Document.

4. Certificate by the Secretary or Assistant Secretary of Sylvan Inc. dated August 6, 1998, as to (i) true copies of the articles of incorporation and bylaws (or other constitutional documents) of such Borrower Party in effect on such date, (ii) true copies of all corporate action taken by such Borrower Party relative to the Agreement, the Notes and the Security Documents to which it is a party and (iii) the incumbency and signature of the respective officers of such Borrower Party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.

5. Certificate by the Secretary or Assistant Secretary of Sylvan Foods (Netherlands) B.V., dated August 6, 1998, as to (i) true copies of the articles of incorporation and bylaws (or other constitutional documents) of such Borrower Party in effect on such date, (ii) true copies of all corporate action taken by such Borrower Party relative to the Agreement, the Notes and the Security Documents to which it is a party and (iii) the incumbency and signature of the respective officers of such Borrower Party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.

6. Certificate by the Secretary or Assistant Secretary of Sylvan Foods, Inc., dated August 6, 1998, as to (i) true copies of the articles of incorporation and bylaws (or other constitutional documents) of such Borrower Party in effect on such date, (ii) true copies of all corporate action taken by such Borrower Party relative to the Agreement, the Notes and the Security Documents to which it is a party and (iii) the incumbency and signature of the respective officers of such Borrower Party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.

7.  Certificate by the Secretary or Assistant Secretary Sylvan America, Inc.
    (PA), dated August 6, 1998, as to (i) true copies of the articles of incorporation and bylaws (or other constitutional documents) of such Borrower party in effect on such date, (ii) true copies of all corporate action taken by such Borrower Party relative to the Agreement, the Notes and the Security Documents to which it is a party and (iii) the incumbency and signature of the respective officers of such Borrower Party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.

8.  Certificate by the Secretary or Assistant Secretary of Sylvan America, Inc.
    (NV), dated August 6, 1998, as to (i) true copies of the articles of incorporation and bylaws (or other constitutional documents) of such Borrower party in effect on such date, (ii) true copies of all corporate action taken by such Borrower Party relative to the Agreement, the Notes and the Security Documents to which it is a party and (iii) the incumbency and signature of the respective officers of such Borrower Party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.

9. Certificate by the Secretary or Assistant Secretary of Quincy Corporation, dated August 6, 1998, as to (i) true copies of the articles of incorporation and bylaws (or other constitutional documents) of such Borrower Party in effect on such date, (ii) true copies of all corporate action taken by such Borrower Party relative to the Agreement, the Notes and the Security Documents to which it is a party and (iii) the incumbency and signature of the respective officers of such Borrower Party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.